Page 14 of 16 Pages

                                    EXHIBIT B

                             JOINT FILING AGREEMENT

     The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Digital Courier Technologies, Inc., dated as of February 12, 2001, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.


Date:  February 12, 2001        BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.

                                By:  Brown Simpson Capital, LLC
                                     Its General Partner

                                By:  /S/ PETER D. GREENE
                                     ------------------------------------------
                                     Peter D. Greene
                                     Managing Principal


Date:  February 12, 2001        BROWN SIMPSON CAPITAL, LLC

                                By:  /S/ PETER D. GREENE
                                     ------------------------------------------
                                     Peter D. Greene
                                     Managing Principal


Date:  February 12, 2001        BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.
                                By: Brown Simpson Asset Management, LLC
                                    Its Investment Manager

                                By:  /S/ PETER D. GREENE
                                     ------------------------------------------
                                     Peter D. Greene
                                     Managing Principal


Date:  February 12, 2001        BROWN SIMPSON PARTNERS I, LTD.

                                By:  /S/ PETER D. GREENE
                                     ------------------------------------------
                                     Peter D. Greene
                                     Attorney-in-Fact

                                                             Page 15 of 16 Pages


Date:  February 12, 2001        BROWN SIMPSON ASSET MANAGEMENT, LLC

                                By:  /S/ PETER D. GREENE
                                     ------------------------------------------
                                     Peter D. Greene
                                     Managing Principal